TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Transamerica Select Equity

The following replaces the information under the section entitled “Management – Portfolio Managers” relating to Transamerica Select Equity:

Portfolio Managers:

Jerrold K. Senser, CFA, Portfolio Manager since 2011

Thomas R. Wenzel, CFA, Portfolio Manager since 2011

Thomas M. Cole, CFA, Portfolio Manager since 2012

The following replaces the information under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to Transamerica Select Equity:

Name	Sub-Adviser	Positions Over Past Five Years
Jerrold K. Senser, CFA	Institutional Capital LLC	Portfolio Manager of the fund since 2011; Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC since 2005

Thomas R. Wenzel, CFA	Institutional Capital LLC	Portfolio Manager of the fund since 2011; Senior Executive Vice President and Co-Director of Research of Institutional Capital LLC since 2005

Thomas M. Cole, CFA	Institutional Capital LLC	Portfolio Manager of the fund since 2012; Senior Executive Vice President and Co-Director of Research of Institutional Capital LLC since 2012; UBS Global Asset Management, Head of U.S. Equities (2001 – 2012)

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Investors Should Retain this Supplement for Future Reference

August 17, 2012